FHLMC Loan No. 002726165

                                LIMITED GUARANTY
                     (MULTISTATE - REVISION DATE 11-01-2000)

   This Limited Guaranty ("Guaranty") is entered into as of February 22, 2001, by the undersigned person(s) (the "Guarantor" whether one or more), for the benefit of NorthMarq Capital, Inc., a Minnesota corporation and any subsequent holder of the Note (the "Lender").


                                    RECITALS

   A. Secured Investment Resources Fund, L.P. III, a Missouri limited partnership (the "Borrower") has requested that Lender make a loan to Borrower in the amount of $8,350,000.00 (the "Loan"). The Loan will be evidenced by a Multifamily Note from Borrower to Lender dated as of the date of this Guaranty (the "Note"). The Note will be secured by a Multifamily Mortgage, Deed of Trust, or Deed to Secure Debt dated the same date as the Note (the "Security Instrument"), encumbering the real property described in the Security Instrument (the "Property").

   B. As a condition to making the Loan to Borrower, Lender requires that the Guarantor execute this Guaranty.

   C. Guarantor represents to Lender that Guarantor has a direct or indirect ownership in Borrower and/or will otherwise derive a material financial benefit from the making of the Loan.

   NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, and in consideration thereof, Guarantor agrees as follows:

   1. "Indebtedness" and other capitalized terms used but not defined in this Guaranty shall have the meanings assigned to them in the Security Instrument.

   2. Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Lender the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, and the full and prompt performance when due, of all of the following:

   (a) A portion of the Indebtedness equal to zero percent (0%) of the original principal balance of the Note (the "Base Guaranty").

   (b) In addition to the Base Guaranty, all other amounts for which Borrower is personally liable under Paragraphs 9(c) through 9(f) of the Note.

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   (c)  The payment  and  performance  of all of  Borrower's  obligations  under
        Section 18 of the Security Instrument.

   (d) The entire Indebtedness, in the event that (i) Borrower becomes subject to any bankruptcy, reorganization, receivership, insolvency or other similar proceeding (other than a proceeding initiated by Lender) pursuant to any federal or state law affecting debtor and creditor rights, or (ii) an order for relief is entered against Borrower in any such proceeding (other than in a proceeding initiated by Lender).

   (e) All costs and expenses, including reasonable fees and out of pocket expenses of attorneys and expert witnesses, incurred by Lender in enforcing its rights under this Guaranty.

   (f) If the Base Guaranty is stated in Paragraph 2(a) to be 100% of the original or unpaid principal balance of the Note, then: (i) the Base Guaranty shall mean and include the full and complete guaranty of payment and performance of the entire Indebtedness and of all Borrower's obligations under the Loan Documents; and (ii) for so long as the Base Guaranty remains in effect (there shall be no limit to the duration of the Base Guaranty unless otherwise expressly provided in this Guaranty), the obligations guaranteed pursuant to Paragraphs 2(b), 2(c) and 2(d) shall be part of, and not in addition to or in limitation of, the Base Guaranty. If this Guaranty is titled as a "Limited" Guaranty, such title shall not affect the interpretation or application of this Paragraph 2(f). If the Base Guaranty is stated in Paragraph 2(a) to be other than 100% of the original or unpaid principal balance of the Note, then this Paragraph 2(f) shall be completely inapplicable and shall be treated as if not a part of this Guaranty.

If Guarantor is not liable for the entire Indebtedness, then for purposes of determining Guarantor's liability under this Guaranty, all payments made by Borrower with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under the Security Instrument shall be applied first to the portion of the Indebtedness for which neither Borrower nor Guarantor has personal liability.

   3. The obligations of Guarantor under this Guaranty shall survive any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the Security Instrument, and, in addition, the obligations of Guarantor relating to Borrower's obligations under
Section 18 of the Security Instrument shall survive any repayment or discharge of the Indebtedness.

   4. Guarantor's obligations under this Guaranty constitute an unconditional guaranty of payment and performance and not merely a guaranty of collection.

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   5. The  obligations  of  Guarantor  under this  Guaranty  shall be  performed without demand by Lender and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Note, the Security Instrument, or any other Loan Document, and without regard to any other circumstance which might otherwise constitute a legal or equitable discharge of a surety, a guarantor, a borrower or a mortgagor. Guarantor hereby waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and agrees that Guarantor's obligations shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety, a guarantor, a borrower or a mortgagor. Guarantor hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to a guarantor, a surety, a borrower or a mortgagor, and any other rights of a surety, a guarantor, a borrower or a
mortgagor  thereunder.   Without  limiting  the  generality  of  the  foregoing,
Guarantor hereby waives, to the fullest extent permitted by law, diligence in collecting the Indebtedness, presentment, demand for payment, protest, all notices with respect to the Note and this Guaranty which may be required by statute, rule of law or otherwise to preserve Lender's rights against Guarantor under this Guaranty, including, but not limited to, notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by Borrower of any obligation or indebtedness. Guarantor also waives, to the fullest extent permitted by law, all rights to require Lender to (a) proceed against Borrower or any other guarantor of Borrower's payment or performance with respect to the Indebtedness (an "Other Guarantor") (b) if Borrower or any Other Guarantor is a partnership, proceed against any general partner of Borrower or the Other Guarantor, (c) proceed against or exhaust any collateral held by Lender to secure the repayment of the Indebtedness, or (d) pursue any other remedy it may now or hereafter have against Borrower, or, if Borrower is a partnership, any general partner of Borrower. Guarantor further waives, to the fullest extent permitted by applicable law, any right to revoke this Guaranty as to any future advances by Lender under the Security Instrument to protect Lender's interest in the Property.

   6. At any time or from time to time and any number of times, without notice to Guarantor and without affecting the liability of Guarantor, (a) the time for payment of the principal of or interest on the Indebtedness may be extended or the Indebtedness may be renewed in whole or in part; (b) the time for Borrower's performance of or compliance with any covenant or agreement contained in the Note, the Security Instrument or any other Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (c) the maturity of the Indebtedness may be accelerated as provided in the Note, the Security Instrument, or any other Loan Document; (d) the Note, the Security Instrument, or any other Loan Document may be modified or amended by Lender and Borrower in any respect, including, but not limited to, an increase in the principal amount; and (e) any security for the Indebtedness may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Indebtedness.
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   7. If more than one person  executes this Guaranty,  the obligations of those persons under this Guaranty shall be joint and several. Lender, in its sole and absolute discretion, may (a) bring suit against Guarantor, or any one or more of the persons constituting Guarantor, and any Other Guarantor, jointly and severally, or against any one or more of them; (b) compromise or settle with any one or more of the persons constituting Guarantor for such consideration as Lender may deem proper; (c) release one or more of the persons constituting Guarantor, or any Other Guarantor, from liability; and (d) otherwise deal with Guarantor and any Other Guarantor, or any one or more of them, in any manner, and no such action shall impair the rights of Lender to collect from Guarantor any amount guaranteed by Guarantor under this Guaranty. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of Guarantor with respect to any Other Guarantor.

   8. Any indebtedness of Borrower held by Guarantor now or in the future is and shall be subordinated to the Indebtedness and any such indebtedness of Borrower shall be collected, enforced and received by Guarantor, as trustee for Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

   9. Guarantor shall have no right of, and hereby waives any claim for, subrogation or reimbursement against Borrower or any general partner of Borrower by reason of any payment by Guarantor under this Guaranty, whether such right or claim arises at law or in equity or under any contract or statute, until the Indebtedness has been paid in full and there has expired the maximum possible period thereafter during which any payment made by Borrower to Lender with respect to the Indebtedness could be deemed a preference under the United States Bankruptcy Code.

   10. If any payment by Borrower is held to constitute a preference under any applicable bankruptcy, insolvency, or similar laws, or if for any other reason Lender is required to refund any sums to Borrower, such refund shall not constitute a release of any liability of Guarantor under this Guaranty. It is the intention of Lender and Guarantor that Guarantor's obligations under this Guaranty shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

   11. Guarantor shall from time to time, upon request by Lender, deliver to Lender such financial statements as Lender may reasonably require.

   12. Lender may assign its rights under this Guaranty in whole or in part and upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Lender" shall include, in addition to Lender, any lawful owner, holder or pledgee of the Note. Reference herein to "person" or "persons" shall be deemed to include individuals and entities.

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   13. This Guaranty and the other Loan Documents  represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Guaranty and the other Loan Documents. Guarantor acknowledges that Guarantor has received copies of the Note and all other Loan Documents. Neither this Guaranty nor any of its provisions may be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement.

   14. Guarantor agrees that any controversy arising under or in relation to this Guaranty shall be litigated exclusively in the jurisdiction where the Land is located (the "Property Jurisdiction"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Guaranty, the Note, the Security Instrument or any other Loan Document. Guarantor irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

   15. GUARANTOR AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS GUARANTY OR THE RELATIONSHIP BETWEEN THE PARTIES AS GUARANTOR AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

   16. STATE-SPECIFIC PROVISIONS:

   A. If Arizona Law Applies: Guarantor waives, to the fullest extent allowed by applicable law, all of Guarantor's rights underss. 12-1641, 12-1642, 12-1643, 12-1644, 44-142 and 47-3605 of Arizona Revised Statutes, and Rule 17(f) of the Arizona Rules of Civil Procedure, as now in effect or as modified or amended in the future. Guarantor's obligations under this Guaranty may be enforced by Lender in an action regardless of whether a trustee's sale is held.

   B. If Colorado Law Applies: Guarantor waives the benefit of C.R.S. Sections 13-50-101 through 13-50-103, inclusive.

   C. If Connecticut Law Applies: GUARANTOR ACKNOWLEDGES THAT THIS IS A "COMMERCIAL TRANSACTION" AS SUCH IS DEFINED IN

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        CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED.  GUARANTOR
        FURTHER ACKNOWLEDGES THAT, PURSUANT TO SUCH SECTION, GUARANTOR HAS A RIGHT TO NOTICE OF AND HEARING PRIOR TO THE ISSUANCE OF ANY "PREJUDGMENT REMEDY." NOTWITHSTANDING THE FOREGOING, GUARANTOR HEREBY WAIVES ALL RIGHTS TO SUCH NOTICE, JUDICIAL HEARING OR PRIOR COURT ORDER IN CONNECTION WITH ANY SUIT ON THIS GUARANTY.

   D. If Georgia Law Applies: Guarantor waives the benefit of O.C.G.A. ss. 10-7-24.

   E. If Kentucky Law Applies: As defined in the Security Instrument, "Indebtedness" means the principal of, interest on, and all other amounts due at any time under, the Note or the Security Instrument, or both, including prepayment premiums, late charges, default interest, and advances as provided in Section 12 of the Security Instrument to protect the security of the Security Instrument. The instruments being guaranteed, within the meaning of K.R.S. 371.065, are the Note and the Security Instrument, but only to the extent of the Indebtedness.

   F. If Minnesota Law Applies: Guarantor waives the benefit of Minnesota Statutes Section 582.30.

   G. If North Carolina Law Applies: Guarantor waives all rights granted by Sections 26-7 through 26-9, inclusive, of the North Carolina Statutes.

   H. If New Mexico Law Applies: Pursuant to Section 58-6-5 NMSA 1978, a contract, promise or commitment to loan money or to grant, extend or renew credit, or any modification thereof, in an amount greater than Twenty-five Thousand and No/100 Dollars ($25,000.00) not primarily for personal, family or household purposes made by a financial institution is not enforceable unless made in writing and signed by the party to be charged or that party's authorized representatives.

   I.   If Nevada  Law  Applies:  Pursuant  to Nevada  Revised  Statute  40.495,
        Guarantor also hereby unconditionally and irrevocably waives the provisions of Nevada Revised Statute 40.430, and acknowledges that Lender may institute a separate action against Guarantor for the enforcement of Guarantor's obligations, irrespective of whether Lender has exercised any power of sale or other foreclosure remedies against the Mortgaged Property.

   J. If Oklahoma Law Applies: If Lender elects to enforce this Guaranty before, or without, enforcing the Security Instrument, Guarantor waives any right,
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        whether pursuant to 12 Okla.  Stat. 686 or otherwise,  to require Lender to  set  off  the  value  of  the  Property  against  the  Indebtedness.

   K. If Oregon Law Applies: UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDER AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY LENDER TO BE ENFORCEABLE.

   L. If Texas Law Applies: Guarantor waives the benefit of any right of discharge under Chapter 34 of the Texas Business and Commerce Code and all other rights of sureties and guarantors thereunder.

   M. If West Virginia Law Applies: Guarantor waives the benefit of W. Va. Code 45-1-1, et. seq.


         ATTACHED EXHIBIT.  The following Exhibit is attached to this Guaranty:

         [ ] Exhibit A    Modifications to Guaranty

 [The remainder of this page intentionally left blank; signature pages follow.]

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   IN WITNESS  WHEREOF,  Guarantor has signed and delivered  this Guaranty under seal or has caused this Guaranty to be signed and delivered under seal by its duly authorized representative. Guarantor intends that this Guaranty shall be deemed to be signed and delivered as a sealed instrument.

                                MJS ASSOCIATES, INC., a Missouri
                                corporation

                                By: /s/ David L. Johnson
                                        David L. Johnson, Vice President


STATE OF MISSOURI             )
                              ) ss.
COUNTY OF CLAY                )

   On this 22nd day of December, 2000, before me, a Notary Public in and for said County and State, personally appeared David L. Johnson, to me personally known, who being by me duly sworn (or affirmed), did say that he is the Vice President of MJS Associates, Inc., a Missouri corporation, and that said instrument was signed in behalf of said corporation by authority of its board of directors, and said person acknowledged said instrument to be the free act and deed of said corporation.

   IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year last above written.

  [Notary Seal]                        /s/ Grace E. Bales
                                         Notary Public

                                         My Commission Expires: Aug. 24, 2002

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